                                 SCHEDULE 13D
CUSIP NO. 629579 20 02                                       Page 21 of 21 Pages


             Pursuant to Rule 13d-1(f)(1)(iii) of Regulation 13D-G of the General Rules and Regulations under the Securities and Exchange Act of 1934, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of the undersigned.

Dated:  November __, 1996


                                   Name: CTR Family Associates, L.P.

                                   By: Rankin Management, Inc.,
                                       its Managing Partner


                                   By: /s/ Alfred M. Rankin
                                      -----------------------------------
                                      Alfred M. Rankin, Jr., President

                                      Name: Rankin Management, Inc.

                                      By /s/ Alfred M. Rankin
                                      ---------------------------------
                                      Alfred M. Rankin, Jr., President


                                   -----------------------------------
                                   Name: Alfred M. Rankin, Jr.

                                   Name: Rankin Management, Inc.


                                   By:
                                     ------------------------------------------
                                     Alfred M. Rankin, Jr., President

                                     Attorney-in-Fact for Clara L. T. Rankin*
                                     Attorney-in-Fact for Victoire G. Rankin*
                                     Attorney-in-Fact for Thomas T. Rankin*
                                     Attorney-in-Fact for Claiborne R. Rankin*
                                     Attorney-in-Fact for Roger F. Rankin*
                                     Attorney-in-Fact for Bruce T. Rankin*

------------------------------
* The power of attorney authorizing the above named individual to act on behalf of each of the foregoing Reporting Persons is included in
  Exhibit 2 at page 16 and in Exhibit 3 at pages 28 through 29.